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                               FORM OF SCHEDULE A

                     CUSTODIAN AND ACCOUNTING SERVICES FEES

Portfolio

         Schwab California Municipal Money Fund
              (Formerly Schwab California Tax Exempt Money Fund)
         Schwab Money Market Fund
         Schwab Government Money Fund
         Schwab Municipal Money Fund
              (Formerly Schwab Tax Exempt Money Fund)
         Schwab U.S. Treasury Money Fund
         Schwab Value Advantage Money Fund
         Schwab Institutional Advantage Money Fund
         Schwab Retirement Money Fund
         Schwab New York Municipal Money Fund
              (Formerly Schwab New York Tax Exempt Money Fund)
         Schwab New Jersey Municipal Money Fund
         Schwab Pennsylvania Municipal Money Fund
         Schwab Florida Municipal Money Fund
         Schwab Massachusetts Municipal Money Fund


                                            THE CHARLES SCHWAB FAMILY OF FUNDS
                                            on behalf of each of the Funds
                                            listed above.

                                            By:
                                                     --------------------------

                                            Name:
                                                     --------------------------

                                            Title:   Executive Vice President
                                                     and Chief Operating Officer


                                            PNC BANK, NATIONAL ASSOCIATION

                                            By:
                                                     --------------------------

                                            Name:         Joseph T. Gramlich
                                                     --------------------------

                                            Title:        Vice President
                                                      -------------------------

                                            PFPC INC

                                            By:
                                                     --------------------------

                                            Name:         Joseph T. Gramlich
                                                     --------------------------

                                            Title:        Senior Vice President
                                                     --------------------------



Date: